Emerald Holding, Inc. Second Quarter 2022 August 8, 2022 Exhibit 99.2

Notes Forward-Looking Statements This document contains certain forward-looking statements regarding Emerald Holding, Inc. (the “Company”), including, without limitation, the Company’s ability to continue staging live events and scale its business up to and beyond pre-COVID levels; the Company’s 2022 event revenue expectations; the Company’s 2022 and 2023 financial guidance expectations; and the Company’s ability to recover proceeds under its current event cancellation insurance policy and the timing and amount of any such insurance recoveries. These statements are based on management’s current expectations as well as estimates and assumptions prepared by management that, although they are believed to be reasonable, are inherently uncertain. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results to differ materially. In particular, statements regarding the potential continuing impact of the pandemic outbreak of COVID-19 on the Company’s business and the expected return to organic growth; timing of receipt of proceeds relating to of the Company’s insurance litigation settlement and; projected recurring revenue from customer retention rates are each forward-looking statements. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise, or with respect to ongoing insurance recovery amounts. 2

Participants 3 Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key 2Q 2022 Takeaways 4 Emerald reaches agreement to settle outstanding insurance litigation for proceeds of $149.25 million; upon expected receipt in the third quarter, total insurance proceeds from 2020 and 2021 cancelled and impacted events will be approximately $372.8 million Event revenues are returning to, and in some cases exceeding, pre-pandemic levels, highlighting sustained demand for events; Emerald expects that approximately one quarter of planned 2022 trade shows will exceed pre-pandemic revenues Trajectory of recovery on pace with forecast and supports reaffirmation of 2022 guidance and preliminary 2023 expectations Emerald continues to launch and acquire new products and services that are complementary to core business to better support customers year-round – including the recent acquisitions of Advertising Week and Bulletin Continue to generate positive free cash flow, supported by low-CAPEX requirements and working capital dynamics of events business where cash is collected in advance of an events staging

Emerald is in the Connections Business A changing workforce and evolving work styles require a new approach Connections – B2B trade shows and conferences that bring together industry-specific communities Emerald’s Proprietary Building Blocks 150+ Events | 1.9MM Active Customers | 15MM Website Visitors Content – B2B websites and publications that provide industry specific business news and information Commerce – SAAS software enabling B2B buying and selling year round 5

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings 365-Day Customer Engagement Scaled B2B Marketplace Increased Cadence of Online and Hybrid Events Emerald Xcelerator Targeted Accretive M&A 365-Day Engagement Holistic Consolidated Customer Database 3-year Brand Operating Plans Across Portfolio Value-Based Pricing Structure Customer Centricity 6 Portfolio Optimization

Acquisitions and New Event Launches Driving Portfolio Optimization Strategic expansion into high growth industries and categories Community platform for creating relationships across the mental health ecosystem Fosters connections between mental health innovators and corporate leaders seeking solutions for their organizations and employees New Event Launches Targeting high growth industries including mental health, decentralized finance, and cannabis Educational platform that bridges business and Web3 innovation Connects C-suite financial and technology executives with blue chip Web3 companies providing decentralized solutions Launching in 2023 Launching in October 2022 Food services event co-located with International Pizza Expo 176 exhibiting companies + 4,600 attendees Launched March 2022 7 Social 3rd Party Direct & Retail Digital Recent Acquisitions Leading B2B media company in the cannabis industry with portfolio of media brands + widely attended annual expo B2B e-commerce SaaS platform December 2021 December 2020 June 2022 Premier global B2B event and thought leadership platform with a global presence Leading product database and integrator service provider for commercial AV November 2021 December 2020 Leading national trade show focused on educational spaces and equipment April 2021 Subscription-based photography business education and e-learning service + conference July 2022 Wholesale online marketplace platform to be combined with Emerald’s iconic NY NOW brand

Key Highlights For the Quarter 8 Transaction closed June 2022 Premier global B2B event and thought leadership platform with a global presence Select 2Q 2022 Trade Shows Introduced new Emerald Xcelerator division in 2022 dedicated to launching dynamic brands that curate year-round communities through face-to-face and digital experiences Transaction closed July 2022 Leading wholesale marketplace connecting over 3,000 independent brands with over 26,000 retailers

9 Second Quarter 2022 Financial Highlights and Current Liquidity Position Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) ($ in Millions) (1) See slide 13 of this presentation for a reconciliation of Net Loss to Adjusted EBITDA (2) See slide 14 of this presentation for a reconciliation of Net Cash Provided by (Used In) Operating Activities to Free Cash Flow Emerald experienced year over year growth across all categories as recovery momentum continues ($ in Millions)

On average, revenue per event is returning toward normalized levels 29 trade shows staged in 2Q22, compared to 2 in 2Q21 Qualified attendees and exhibiting companies trending toward pre-COVID levels Several Q2 events have exceeded pre-COVID revenues 2021 marked a return to positive free cash flow 10 COVID Recovery Driving Significant Re-Acceleration of Business Revenue ($ in Millions) 2020 2021 Adjusted EBITDA(1) ($ in Millions) 2Q ‘21 2Q ‘22 2Q ‘21 2Q ‘22 (1) See slide 13 of this presentation for a reconciliation of Net Loss to Adjusted EBITDA 2022 YTD $300.0 (Guidance) $50.0 (Guidance – ex-insurance) ($35.1) $71.9 Dotted lines include insurance proceeds $45.7 ($31.7) Guidance (All Excluding Insurance Proceeds) FY 2022 Revenue to exceed $300 million FY 2022 Adjusted EBITDA to exceed $50 million FY 2022 Free Cash Flow to exceed $70 million FY 2023 Preliminary Expectations Adjusted EBITDA to exceed $100 million ($13.6) ($15.9) $15.6 $7.5

Capital Structure As of June 30, 2022 11 Convertible Preferred Shares Issued $400M of Convertible Preferred Stock in 2020 during COVID business disruption Shares have an accumulated accreting return of 7% per annum on liquidation preference paid in-kind Emerald can force conversion of preferred shares after June 29, 2023, if common stock price exceeds $6.16 for 20 consecutive trading days (1) Debt includes term loan outstanding balance plus current portion, unamortized discount of $1.1 million and unamortized deferred financing fees of $1.5 million.

Appendix

Adjusted EBITDA 13 UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (1) For the six months ended June 30, 2022 represents non-cash charges of $6.3 million for goodwill in connection with the Company’s interim testing of goodwill for impairment resulting from the change in operating segments and reporting units that occurred in the first quarter of 2022. (2) Intangible asset impairment charges for the three months ended June 30, 2022 represent non-cash charges of $1.6 million for certain indefinite-lived intangible assets in connection with the Company’s interim testing of intangibles for impairment. (3) Other items for the three months ended June 30, 2022 included: (i) $10.0 million in gains related to the remeasurement of contingent consideration; (ii) $2.0 million in transaction costs, primarily in connection with the MJBiz, Advertising Week and Bulletin acquisitions; (iii) $0.8 million in non-recurring legal, audit and consulting fees and (iv) $0.2 million in transition expenses. Other items for the three months ended June 30, 2021 included: (i) $1.1 million in expense related to the remeasurement of contingent consideration; (ii) $1.2 million in non-recurring legal, audit and consulting fees; (iii) $0.3 million in transition costs in connection with previous acquisitions and (iv) $0.2 million in transaction costs in connection with PlumRiver LLC and Sue Bryce Education acquisitions. Other items for the six months ended June 30, 2022 included: (i) $5.8 million in gains related to the remeasurement of contingent consideration; (ii) $2.9 million in transaction costs, primarily in connection with the MJBiz, Advertising Week and Bulletin acquisitions; (iii) $1.2 million in non-recurring legal, audit and consulting fees and (iv) $0.3 million in transition expenses. Other items for the six months ended June 30, 2021 included: (i) $1.5 million in expense related to the remeasurement of contingent consideration; (ii) $1.8 million in non-recurring legal, audit and consulting fees; (iii) $0.3 million in transition costs in connection with previous acquisitions and (iv) $0.4 million in transaction costs in connection with PlumRiver LLC, EDspaces and Sue Bryce Education acquisitions.

Free Cash Flow 14 UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW